POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James M. Allwin, whose signature appears below, constitutes and appoints Harold Schaaff his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of ANY OF THE FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: October 21, 2004

/s/ James M. Allwin
James M. Allwin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Ellen Harvey, whose signature appears below, constitutes and appoints Harold Schaaff her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of ANY OF THE FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: October 21, 2004

/s/ Ellen Harvey
Ellen Harvey

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Pierre de Saint Phalle, whose signature appears below, constitutes and appoints Harold Schaaff his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of ANY OF THE FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: October 21, 2004

/s/ Pierre de Saint Phalle
Pierre de Saint Phalle

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Warren J. Olsen, whose signature appears below, constitutes and appoints Harold Schaaff his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in any and all capacities to sign, any registration statement or amendments to any registration statement of ANY OF THE FUNDS SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

Dated: October 21, 2004

/s/ Warren J. Olsen
Warren J. Olsen

APPENDIX A

Name of Fund

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC